UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2011

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with the Acquisition (as defined below), The Western Union Company (the “Company”) is holding a public conference call and webcast today at 9:00 a.m. Eastern Time, during which the Company will provide the presentation attached hereto as Exhibit 99.1. Information regarding access to the conference call and webcast is set forth in the press release attached hereto as Exhibit 99.2. The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 8.01.	Other Events.

Today, the Company entered into an agreement (the “Purchase Agreement”) with Travelex Limited, Travelex Currency Services, Inc., Travelex Holdings Limited and Travelex Canada Limited (collectively, the “Sellers”) to acquire (the “Acquisition”) the global business payments business (the “GBP Business”) of the Sellers and their affiliates (the “Travelex Group”). Also today, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The purchase price for the Acquisition is £606 million subject to adjustment to reflect a debt free cash free sale and to take into account any difference between actual and targeted working capital at closing. The closing of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions, including: obtaining anti-trust clearances or waivers in certain jurisdictions (including Australia, the United Kingdom and the United States); obtaining certain financial services and other regulatory approvals and consents; and the completion by the Travelex Group of a pre-sale reorganization to separate the GBP Business from other business operations of the Travelex Group. The Acquisition is expected to close in late 2011.

In connection with the Acquisition, the Purchaser and certain of its affiliates will also enter into certain transition services, commercial services and licensing agreements and arrangements in relation to the operation of the GBP Business after closing.

Item 9.01.	Financial Statements and Exhibits.

Number	Description

99.1	Presentation of the Company dated July 5, 2011

99.2	Press Release issued by the Company on July 5, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: July 5, 2011	By:	/s/ Darren A. Dragovich
	Name: Title:	Darren A. Dragovich Assistant Secretary

EXHIBIT INDEX

Number	Description

99.1	Presentation of The Western Union Company dated July 5, 2011

99.2	Press Release issued by The Western Union Company on July 5, 2011